EXHIBIT 99.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Eckert, the Chairman and Chief Executive Officer of Mattel, Inc., a Delaware corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Periodic Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated: March 24, 2003

Robert A. Eckert

Chairman and Chief Executive Officer, Mattel, Inc.